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                                  EXHIBIT 10.1

            THIRD EXTENSION TO COMMERCIAL LOAN AND SECURITY AGREEMENT


         THIS SECOND EXTENSION TO COMMERCIAL LOAN AND SECURITY AGREEMENT is made as of the 24th day of August 2006, by and among STANFORD FINANCIAL GROUP COMPANY, a Florida corporation having its place of business at 5050 Westheimer, Houston, TX 77056, and SUPERIOR GALLERIES, INC., a Delaware corporation with a place of business at 9478 W. Olympic Blvd., Beverly Hills, California 90212, as follows:

         1. The payment period of the Commercial Loan and Security Agreement between the parties dated October 1, 2003 ("Loan Agreement")is hereby extended through and including October 1, 2007 in accordance with Section 1.4(c) of the said Loan Agreement. The parties further agree that the second sentence of the second paragraph of the Commercial Note between them dated October 1, 2003 shall be amended to state as follows: "All principal and interest evidenced by this Note, if not sooner paid, or demanded, shall be due and payable on October 1, 2007, or such later date as shall be mutually agreed in writing by the parties, without the necessity of demand or notice."

         2. Except as modified by Paragraph 1 hereof, and the modifications under the amendment to the Loan Agreement as of March 29, 3005, all terms and conditions of the Loan Agreement shall continue in full force and effect through the extended payment period.

SIGNED, SEALED AND DELIVERED
IN THE PRESENCE OF:
                                            SUPERIOR GALLERIES, INC.


                                            /s/ Silvano DiGenova
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                                            Silvano DiGenova
                                            Its Chairman, Duly Authorized

                                            STANFORD FINANCIAL GROUP COMPANY

                                            /s/ James M. Davis
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                                            James M. Davis
                                            Chief Financial Officer and Director